Exhibit 10.2

FOURTH AMENDMENT TO RENEWAL PROMISSORY NOTE

RECITALS

WHEREAS, the undersigned five corporate entities (each, a "Maker;” or collectively, “Makers”) are each co-makers of a certain Renewal Promissory Note (the “Note”) dated May 21, 2007, in the original stated amount of $5,579,847.00, in favor of Teton, Ltd., a Texas limited partnership (“Payee”);

WHEREAS, the Note was previously amended by Amendment to Renewal Promissory Note dated May 21, 2008 (the “First Amendment”); by Second Amendment to Renewal Promissory Note and Loan Modification Agreement dated March 3, 2009 (the “Second Amendment”); and by Third Amendment to Renewal Promissory Note dated May 21, 2009 (the “Third Amendment”);

WHEREAS, the following additional monies (the “Additional Funds”) have been or are being advanced to Makers by Payee and are now part of the loan evidenced by the Note (the “Loan”): (i) on April 29, 2009, $100,000.00 was advanced to Maker(s) for working capital, and (ii) on May 20, 2009, $250,000.00 was advanced to Maker(s) for working capital;

WHEREAS, Makers and Payee desire to further amend the Note to include the Additional Funds;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Makers and Payee hereby agree as follows:

AGREEMENT

1. Amendment to Note to Add the Additional Funds. The Note is hereby amended to confirm that the Additional Funds have been added to the outstanding principal balance of the Loan and shall be repaid under the terms of the Note. Consequently, the total outstanding principal balance of the Note is now $5,777,303.00, of which (i) $4,857,303.00 is accruing interest at eight percent (8%) per annum from January 4, 2008, and (ii) $920,000.00 in additional funds (including amounts reflected in the Second Amendment and $350,000.00 in Additional Funds as described herein) have been advanced and are accruing interest at eight percent (8%) per annum from the date of each additional advance, to-wit:

Date of Advance:	Additional Funds Advanced:
8/28/07	$10,000.00
8/30/07	10,000.00
1/13/09	150,000.00
2/23/09	100,000.00
3/3/09	300,000.00
4/29/09	100,000.00
5/20/09	250,000.00
$920,000.00

Notwithstanding the foregoing, for the $10,000.00 advances made on 8/28/07 and 8/30/07, interest shall begin to accrue on March 3, 2009 (i.e., the date of the Second Amendment). The final maturity date of the Note is unchanged and remains May 21, 2010.

2. All liens securing the Note are hereby extended and renewed and acknowledged to also secure repayment of the Additional Funds.

3. This Amendment is not an agreement to any further or other amendment of the Note.

4. Makers expressly acknowledge and agree that except as expressly amended in this Amendment, the Note remains in full force and effect and is ratified and confirmed. This Amendment shall neither extinguish nor constitute a novation of the Note or indebtedness evidenced thereby.

5. The parties covenant and agree as follows:

(1) The rights and obligations of the parties shall be determined solely from the written “Loan Agreement” (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Loan, and any oral agreements between or among the parties are superseded by and merged into the Loan Agreement.

(2) The Loan Agreement has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(3) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Executed to be effective as of May 20, 2009.

Makers:	Payee:

Pegasi Energy Resources Corporation,	Teton, Ltd., a Texas limited partnership
a Nevada corporation f/n/a	By: Notet Corp., a Texas corporation,
Maple Mountain Explorations Inc.	its general partner

/s/ Richard Lindermanis	/s/ W.L. Sudderth
Richard Lindermanis, Senior Vice President	W.L. Sudderth, Secretary
and CFO

(signatures continued on next page)

Pegasi Energy Resources Corporation,
a Texas corporation (and wholly-owned
subsidiary of Pegasi Energy Resources Corporation,
a Nevada corporation f/n/a Maple Mountain Explorations Inc.)

By: /s/ RICHARD LINDERMANIS

Richard Lindermanis, Vice President

Pegasi Operating Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By: /s/ RICHARD LINDERMANIS

Richard Lindermanis, Vice President

TR Rodessa, Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By: /s/ RICHARD LINDERMANIS

 Richard Lindermanis, Vice President

59 Disposal, Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By: /s/ RICHARD LINDERMANIS

 Richard Lindermanis, Vice President